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                                                                    EXHIBIT 10.5


                        LIFE INSURANCE ENDORSEMENT METHOD

                           SPLIT DOLLAR PLAN AGREEMENT

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Insurer:                                    John Hancock Life Insurance Company (USA)

Policy Number:

Bank:                                       Central Co-Operative Bank

Insured #1:                                 William P. Morrissey

Insured #2:                                 Donna C. Morrissey

Relationship of Insured #1 to Bank:         Executive - William P. Morrissey

Trust:                                      Rabbi Trust for the Executive Salary Continuation Agreement
                                            and the Life Insurance Endorsement Method Split Dollar Plan
                                            Agreement

The respective rights and duties of the Bank and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:

I.       DEFINITIONS

         Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If the definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II.      POLICY TITLE AND OWNERSHIP

         Title and ownership shall reside in the Trustee for the Rabbi Trust for the Executive Salary Continuation Agreement and the Life Insurance Endorsement Method Split Dollar Plan Agreement for its use and for the use of the Insured all in accordance with this Agreement. The Trustee at the direction of the Bank may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Trustee at the direction of the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar Agreement, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III.     BENEFICIARY DESIGNATION RIGHTS

         The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Trustee at the direction of the Bank or the Trust may have in such proceeds, as provided in this Agreement. The Insured shall have the right to name such Beneficiary at any time prior to the Insured's death and submit it to the Plan Administrator (or Plan Administrator's representative) on the form provided. Once received and acknowledged by the Plan Administrator, the form shall be effective. The Insured may change a Beneficiary designation at any time by submitting a new form to the Plan Administrator. Any such change shall follow the same rules as for the original Beneficiary designation and shall automatically supersede the existing Beneficiary form on file with the Plan Administrator.

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         If the Insured dies without a valid Beneficiary designation on file with the Plan Administrator, death benefits shall be paid to the Insured's estate.

         If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Insured and the Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such distribution amount.

IV.      PREMIUM PAYMENT METHOD

         Subject to the Bank's absolute right to surrender or terminate the policy at any time and for any reason, the Bank or the Trustee at the direction of the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V.       TAXABLE BENEFIT

         Annually the Insured will receive a taxable benefit equal to the imputed value of insurance as required by the Internal Revenue Service. The Bank (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.      DIVISION OF DEATH PROCEEDS

         Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

         A. Upon the death of the Insured #1 and Insured #2, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to One Million and 00/100th Dollars ($1,000,000.00).

         B.       The Bank shall be entitled to the remainder of such proceeds.

         C. The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

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VII.     DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

         The Bank or the Trust shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank or the Trustee at the direction of the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII.    RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

         In the event the policy involves an endowment or annuity element, the Bank's or the Trust' right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX.      TERMINATION OF AGREEMENT

         Should William P. Morrissey be discharged from employment with the Bank "for cause" at any time, this Agreement shall terminate and all benefits herein forfeited by the Insured. The term "for cause" shall mean any of the following that result in an adverse effect on the Bank:
         (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving fraud or dishonesty; (iii) the willful violation of any law, rule, or regulation; (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit.

         Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

X.       INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

         Insured #1 or Insured #2 may not, without the written consent of the Bank or the Trustee at the direction of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.


XI.      AGREEMENT BINDING UPON THE PARTIES

         This Agreement shall bind the Insured #1, Insured #2 and the Bank or the Trustee at the direction of the Bank, their heirs, successors, personal representatives and assigns.

XII.     ADMINISTRATIVE AND CLAIMS PROVISIONS

         The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

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         A.       Plan Administrator:
                  ------------------

                  The "Plan Administrator" of this Life Insurance Endorsement Method Split Dollar Plan Agreement shall be Central Co-Operative Bank. As Plan Administrator, the Bank or the Trustee at the direction of the Bank shall be responsible for the management, control, and administration of this Life Insurance Endorsement Method Split Dollar Plan Agreement as established herein. The Plan Administrator may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

         B.       Basis of Payment of Benefits:
                  ----------------------------

                  Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

         C.       Claim Procedures:
                  ----------------

                  Claim forms or claim information as to the subject policy can be obtained by contacting Renaissance Bank Advisors (800-544-6079). When the Plan Administrator has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Plan Administrator what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

                  In the event that a claim is not eligible under the policy, the Insurer will notify the Plan Administrator of the denial pursuant to the requirements under the terms of the policy. If the Plan Administrator is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII.    GENDER

         Whenever in this Agreement words are used in the masculine or neutral gender, they shall be read and construed as in the masculine, feminine or neutral gender, whenever they should so apply.

XIV.     INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

         The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an

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         executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.      CHANGE OF CONTROL

         Change of Control shall be defined as the occurrence of any one of the following:

         a. the acquisition of more than fifty percent (50%) of the value or voting power of the Bank's stock by a person or group;

         b. the acquisition in a period of twelve (12) months or less of at least thirty-five percent (35%) of the Bank's stock by a person or group;

         c. the replacement of a majority of the Bank's board in a period of twelve (12) months or less by Directors who were not endorsed by a majority of the current board members; or

         d. the acquisition in a period of twelve (12) months or less of forty percent (40%) or more of the Bank's assets by an unrelated entity.

         For the purposes of this Agreement, transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change in Control. Upon a Change of Control, if Insured #1's employment is subsequently terminated, except for cause, then Insured #1 shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of Insured #1 and Insured #2, the beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if Insured #1 had died while employed by the Bank [see Subparagraph VI (A)].

XVI.     AMENDMENT OR REVOCATION, AND EXCHANGE OF POLICY

         Subject to the Bank's sole and absolute right to surrender or terminate any and all life insurance policies that are the subject matter of this Agreement, it is agreed by and between the parties hereto that, during the lifetime of Insured #1 and Insured #2, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of Insured #1 and the Bank. In the event of the death of Insured #1, the consent may be made by Insured #2 and the Bank. The Bank may, however, unilaterally and without the consent of the Insureds, exchange any life insurance policy(ies) that are the subject matter of this Agreement, with or without replacing said policy(ies) and, in the event of a same or similar exchange, the Insureds expressly agrees to the same.

XVII.    EFFECTIVE DATE

         The Effective Date of this Agreement shall be December 20, 2007.

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XVIII.   SEVERABILITY AND INTERPRETATION

         If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX.     APPLICABLE LAW

         The validity and interpretation of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts.


Executed at Somerville, Massachusetts this 20th day of December, 2007.

                                   CENTRAL CO-OPERATIVE BANK
                                   Somerville, MA



/s/ Richard E. Stevens            By: /s/ Edward F. Sweeney, Jr.
-------------------------------       ------------------------------------------
Witness                               (Bank Director other than Insured)  Title


/s/ Paul S. Feeley                    /s/ William P. Morrissey
-------------------------------       ------------------------------------------
Witness                               William P. Morrissey



/s/ Robert Ernst, Jr.                 /s/ Donna C. Morrissey
-------------------------------       ------------------------------------------
Witness                               Donna C. Morrissey


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                      BENEFICIARY DESIGNATION FORM FOR THE
                     EXECUTIVE SALARY CONTINUATION AGREEMENT

I.       PRIMARY DESIGNATIONS
         --------------------

         A.    Person(s) as a Primary Designation:
               ----------------------------------
               (Please indicate the percentage for each beneficiary.)
         1.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         2.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------


         3.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         4.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

II.      ESTATE AND/OR TRUST AS PRIMARY DESIGNATIONS
         -------------------------------------------

         A.   Estate as a Primary Designation:
              -------------------------------
              An Estate can still be listed even if there is no will.

              My Primary Beneficiary is The Estate of                                     as set forth in the Last Will and
                                                        ---------------------------------
                                                               (Insert full name)
              Testament dated the             day of                       , 200    and any codicils thereto.
                                     --------           ---------------         ---

         B.   Trust as a Primary Designation:

              Name of the Trust:
              -------------------------------------------------------------------------------------------------------------------

              Execution Date of the Trust:                            Name of the Trustee:
              -------------------------------------------------------------------------------------------------------------------

              Beneficiary of the Trust:
              (please indicate the percentage for each beneficiary):
              -------------------------------------------------------------------------------------------------------------------

              Name(s):
              -------------------------------------------------------------------------------------------------------------------
              Name(s):
              -------------------------------------------------------------------------------------------------------------------

              Is this an Irrevocable Life Insurance Trust?       Yes       No
                                                           -----     -----
              (If yes and this designation is for a Joint Beneficiary Designation Agreement, an Assignment of Rights form must be completed.)

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
III.      SECONDARY (CONTINGENT) DESIGNATIONS
          -----------------------------------

          A.  Person(s) as a Secondary (Contingent) Designation:
              -------------------------------------------------
              (Please indicate the percentage for each beneficiary in the event of the Primary's Death.)

         1.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         2.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------


         3.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         4.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

IV.      ESTATE AND/OR TRUST AS SECONDARY (CONTINGENT) DESIGNATIONS
         ----------------------------------------------------------

         A.    Estate as a Secondary (Contingent) Designation:
               ----------------------------------------------

               My Primary Beneficiary is The Estate of                                as set forth in the last will and
                                                       ------------------------------
               Testament dated the             day of                       , 200     and any codicils thereto.
                                     ---------         ---------------------     ----

         B.    Trust as a Secondary (Contingent) Designation:
               ---------------------------------------------

               Name of the Trust:
               -------------------------------------------------------------------------------------------------------------------

               Execution Date of the Trust:                            Name of the Trustee:
               -------------------------------------------------------------------------------------------------------------------

               Beneficiary of the Trust:
               (please indicate the percentage for each beneficiary):
               -------------------------------------------------------------------------------------------------------------------

               Name(s):
               -------------------------------------------------------------------------------------------------------------------

               Name(s):
               -------------------------------------------------------------------------------------------------------------------

               Is this an Irrevocable Life Insurance Trust?       Yes       No
                                                           -----     -----
              (If yes and this designation is for a Joint Beneficiary Designation Agreement, an Assignment of Rights form must be completed.)

V.       SIGN AND DATE
         -------------

         This Beneficiary Designation Form is valid until the Executive notifies the bank in writing.


------------------------------------             ------------------------------
William P. Morrissey                             Date


------------------------------------             ------------------------------
Donna C. Morrissey                               Date
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